                                                                    EXHIBIT 99.1

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[370,380,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2003-BC3

              [SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                     TRUSTEE

                                September 9, 2003

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraphs, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

                                   TERM SHEET
                                SEPTEMBER 9, 2003

                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2003-BC3

                           $370,380,000 (APPROXIMATE)
                               SUBJECT TO REVISION

---------------------------------------------------------------------------------------
                                                                 PAYMENT
                                             WAL (YRS)            WINDOW
                  APPROX                     (CALL (4)/         (CALL (4)/      PAYMENT
  CLASS          SIZE ($)      COUPON        MATURITY)           MATURITY)       DELAY
---------------------------------------------------------------------------------------
CLASS A        305,564,000   LIBOR + [ ]    2.60 / 2.84       1 - 95 / 1 - 214     0
                             (1), (2)
---------------------------------------------------------------------------------------
CLASS S (6)      Notional   1.60%-LIBOR(7)      N/A                  N/A           0
---------------------------------------------------------------------------------------
CLASS M-1       23,149,000   LIBOR + [ ]    5.26 / 5.83     39 - 95 / 39 - 177     0
                             (1), (3)
---------------------------------------------------------------------------------------
CLASS M-2       19,445,000   LIBOR + [ ]    5.22 / 5.73     38 - 95 / 38 - 161     0
                             (1), (3)
---------------------------------------------------------------------------------------
Class M-3        6,482,000   LIBOR + [ ]    5.21 / 5.62     38 - 95 / 38 - 139     0
                             (1), (3)
---------------------------------------------------------------------------------------
CLASS B-1        5,556,000   LIBOR + [ ]    5.20 / 5.52     37 - 95 / 37 - 127     0
                             (1), (3)
---------------------------------------------------------------------------------------
CLASS B-2        5,556,000   LIBOR + [ ]    5.19 / 5.34     37 - 95 / 37 - 114     0
                             (1), (3)
---------------------------------------------------------------------------------------
CLASS B-3        4,628,000   LIBOR + [ ]    4.92 / 4.92      37 - 95 / 37 - 95     0
                             (1), (3)
---------------------------------------------------------------------------------------
TOTAL          370,380,000
OFFERED:
---------------------------------------------------------------------------------------

------------------------------------------------------------------------
                               EXPECTED     STATED
                                FINAL        FINAL
                   INTEREST    MATURITY    MATURITY     EXPECTED RATINGS
    CLASS          ACCRUAL       (4)         (5)        (MOODY'S / S&P)
------------------------------------------------------------------------
CLASS A           Actual/360    8/2011      8/2034        [Aaa/AAA]
------------------------------------------------------------------------
CLASS S (6)       Actual/360     N/A         N/A          [Aaa/AAA]
------------------------------------------------------------------------
CLASS M-1         Actual/360    8/2011      8/2034         [Aa2/AA]
------------------------------------------------------------------------
CLASS M-2         Actual/360    8/2011      8/2034          [A2/A]
------------------------------------------------------------------------
CLASS M-3         Actual/360    8/2011      8/2034         [A3/A-]
------------------------------------------------------------------------
CLASS B-1         Actual/360    8/2011      8/2034       [Baa1/BBB+]
------------------------------------------------------------------------
CLASS B-2         Actual/360    8/2011      8/2034        [Baa2/BBB
------------------------------------------------------------------------
CLASS B-3         Actual/360    8/2011      8/2034       [Baa3/BBB-]
------------------------------------------------------------------------
TOTAL
OFFERED:
------------------------------------------------------------------------

1)       Subject to the Available Funds Cap and the Maximum Rate Cap.

2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class A Certificates will increase to 2x its margin on the following Distribution Date.

3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x their respective margins on the following Distribution Date.

4) The Certificates will be priced at 20% HEP for the fixed rate collateral and at 28% CPR for the adjustable rate collateral. Assumes 10% call.

5)       Assumes latest maturity date of Mortgage Loans plus one year.

6) The Class S Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class S notional balance, which with respect to any Distribution Date, will equal the aggregate outstanding certificate principal balance of the Offered Certificates.

7) The Class S Certificate pass-through rate with respect to any Distribution Date will be equal to the greater of (i) 1.60% minus One-Month LIBOR for such Distribution Date and (ii) zero; provided, however, that the rate with respect to the portion of the notional amount of the Class S Certificates that corresponds to each class of Offered Certificates will be subject to a cap equal to the excess of
         (I) the Net WAC over (II) One-Month LIBOR plus the applicable margin for such Class of Offered Certificates.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

                                    CONTACTS

MBS/ABS TRADING/SYNDICATE
-------------------------
Scott Soltas                                        212-449-3659      ssoltas@exchange.ml.com
Charles Sorrentino                                  212-449-3659      csorrentino@exchange.ml.com
Brian Stoker                                        212-449-3659      bstoker@exchange.ml.com

GLOBAL ASSET BACKED FINANCE
---------------------------
Matt Whalen                                         212-449-0752      mwhalen@exchange.ml.com
Paul Park                                           212-449-6380      ppark@exchange.ml.com
Ted Bouloukos                                       212-449-5029      tbouloukos@exchange.ml.com
Fred Hubert                                         212-449-5071      fhubert@exchange.ml.com
Alan Chan                                           212-449-8140      alanchan@exchange.ml.com
Alice Chang                                         212-449-1701      alice_chang@ml.com
Sonia Lee                                           212-449-5067      sonia_lee@ml.com
Amanda DeZutter                                     212-449-0425      adezutter@exchange.ml.com

ABS RESEARCH
------------
Glenn Costello                                      212-449-4457      gcostello@exchange.ml.com

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

TITLE OF OFFERED             Specialty Underwriting & Residential Finance
CERTIFICATES                 ("SURF"), Mortgage Loan Asset-Backed Certificates
                             Certificates, Series 2003-BC3, consisting of:
                             Class A and Class S Certificates, (collectively, the "Senior Certificates"),
                             Class M-1, Class M-2 and Class M-3 Certificates
                             (collectively, the "Class M Certificates"),
                             Class B-1, Class B-2 and Class B-3 Certificates
                             (collectively, the "Class B Certificates")

UNDERWRITERS                 Merrill Lynch, Pierce, Fenner & Smith Incorporated,
                             Banc of America Securities LLC, Countrywide
                             Securities Corporation

DEPOSITOR                    Merrill Lynch Mortgage Investors, Inc.

SELLER                       Merrill Lynch Mortgage Capital Inc.

SERVICER                     Litton Loan Servicing, LP

TRUSTEE                      J.P. Morgan Chase Bank

LOSS MITIGATION ADVISOR      The Murrayhill Company

CUT-OFF DATE                 September 1, 2003

PRICING DATE                 On or about September 10, 2003

CLOSING DATE                 On or about September 25, 2003

DISTRIBUTION DATES           Distribution of principal and interest on the
                             certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in October 2003.

ERISA CONSIDERATIONS         The offered certificates will be ERISA eligible as
                             of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                             Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT             The offered certificates will not constitute
                             "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                   For federal income tax purposes, the Trust Fund
                             will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION         The Trustee has the option to terminate the trust
                             when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage
                             Loans as of the Cut-Off Date. The termination will be effected by auctioning the remaining trust assets via a solicitation of bids from at least three bidders. Any such termination will occur only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding stated principal balance of the Mortgage Loans, plus accrued interest thereon and (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

MORTGAGE LOANS               The mortgage pool will consist of fixed rate and
                             adjustable rate, first and second lien, sub-prime mortgage loans ("Mortgage Loans") having an aggregate stated principal balance as of the Cut-Off Date of approximately $370,380,154 originated under the SURF program and will be serviced by Litton Loan Servicing, L.P.

TOTAL DEAL SIZE              Approximately $370,380,000

ADMINISTRATIVE FEES          The Servicer, Trustee and Loss Mitigation Advisor
                             will be paid fees aggregating approximately 51.50 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS
                             1.       Excess interest

                             2.       Over-Collateralization

                             3.       Subordination

EXCESS INTEREST              Excess interest cashflow will be available as
                             credit enhancement.

OVER-COLLATERALIZATION       The over-collateralization ("O/C") amount is equal
                             to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Offered Certificates. On the Closing
                             Date, the over-collateralization amount will equal approximately 0.00% of the aggregate principal balance of the Mortgage Loans. The trust fund will apply some or all of the Excess Interest as principal payments on the senior certificates
                             (commencing with the distribution date in March
                             2004) until the overcollateralization target is reached, resulting in a limited acceleration of principal of the certificates relative to the mortgage loans. Once the over-collateralization target amount is reached, the acceleration feature will cease, unless it becomes necessary again to maintain the over-collateralization target amount
                             (i.e., 1.25% of the aggregate principal balance of the Mortgage Loans as of the Closing Date).

                             Initial: 0.00% of original balance
                             Target:  1.25% of original balance before stepdown,
                                      2.50% of currrent balance after stepdown
                             Floor:   0.50% of original balance

                                    (PRELIMINARY AND SUBJECT TO REVISION)

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

SUBORDINATION:                 CLASSES            RATING (M/S)          SUBORDINATION (1)
                               -------            ------------          -----------------
(1) includes OC target         Class A             [Aaa/AAA]                  18.75%
                              Class M-1             [Aa2AA]                   12.50%
                              Class M-2              [A2/A]                    7.25%
                              Class M-3             [A3/A-]                    5.50%
                              Class B-1           [Baa1/BBB+]                  4.00%
                              Class B-2            [Baa2/BBB]                  2.50%
                              Class B-3           [Baa3/BBB-]                  1.25%

CLASS SIZES:                   CLASSES            RATING (M/S)             CLASS SIZES
                               -------            ------------             -----------
                               Class A             [Aaa/AAA]                  82.50%
                              Class M-1             [Aa2AA]                    6.25%
                              Class M-2              [A2/A]                    5.25%
                              Class M-3             [A3/A-]                    1.75%
                              Class B-1           [Baa1/BBB+]                  1.50%
                              Class B-2            [Baa2/BBB]                  1.50%
                              Class B-3           [Baa3/BBB-]                  1.25%

INTEREST ACCRUAL          Interest will initially accrue from the Closing Date
                          to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date.

COUPON STEP UP            If the 10% clean-up call for the Certificates is not
                          exercised on the first distribution date on which it is exercisable, (i) the margin on the Class A
                          Certificates will increase to 2x its margin, and (ii) the margins on the Class M-1, Class M-2, Class M-3,
                          Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x their respective margins, in both cases on the following Distribution Dates.

AVAILABLE FUNDS CAP       The pass-through rates of the Class A, Class M-1,
                          Class M-2, Class M-3, Class B-1, Class B-2 and Class
                          B-3 Certificates will be subject to the "Available
                          Funds Cap" which is a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

MAXIMUM RATE CAP          The pass-through rate of the Certificates will also
                          be subject to the "Maximum Rate Cap", which is a per annum rate equal to the weighted average of the net maximum lifetime mortgage rates on the adjustable rate mortgage loans and Net Mortgage Rates on the fixed rate mortgage loans. Any interest shortfall due to the Maximum Rate Cap will not be reimbursed.

SHORTFALL REIMBURSEMENT   If on any Distribution Date the pass-through rate is
                          limited by the Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the Maximum Rate Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis, as described below in the "Cashflow Priority" section. No such Carryover will be paid once the Certificate principal balance has been reduced to zero.

NET WAC The per annum rate equal to the weighted average of the Net Mortgage Rates on the mortgage loans.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

CASHFLOW PRIORITY          1.       Repayment of any unreimbursed Servicer
(Preliminary and Subject            advances.
to Revision)
                           2.       Servicing Fees and Loss Mitigation Advisor
                                    Fees.

                           3. Available interest funds, as follows: monthly interest, including any unpaid monthly interest from prior months, concurrently, to the Class A Certificates and the Class S Certificates, then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class M-2 Certificates, then to the Class M-3 Certificates, then to the Class B-1 Certificates, then to the Class B-2 Certificates, and then to the Class B-3 Certificates.

                           4. Available principal funds, as follows: monthly principal to the Class A Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class M-1 Certificates, then monthly principal to the Class M-2 Certificates, then monthly principal to the Class M-3 Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates and then monthly principal to the Class B-3 Certificates, in each case as described under "PRINCIPAL PAYDOWN."

                           5. Excess interest in the order as described under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.

                           6. Excess interest to pay subordinate principal shortfalls.

                           7. Excess interest to pay Carryover resulting from imposition of the Available Funds Cap.

                           8. Any remaining amount will be paid in accordance with the Pooling and Servicing Agreement and will not be available for payment to holders of the offered certificates.

                           Payments received on the 1 ML Cap will only be available to the Offered Certificates to pay amounts in respect of Carryovers. Any excess of amounts received on the 1 ML Cap over amounts needed to pay Carryovers on the Offered Certificates will be distributed in respect of non-offered classes of Certificates.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

PRINCIPAL PAYDOWN
IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

     All scheduled and unscheduled principal received from the Mortgage Loans plus excess spread (commencing with the distribution date in March 2004) to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A Certificates.

     After the Certificate principal balance of the Class A Certificates has been reduced to zero, the amount referred to above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates.

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, and seventh to the Class B-3 Certificates, in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are as follows:

Class A                      37.50%
Class M-1                    25.00%
Class M-2                    14.50%
Class M-3                    11.00%
Class B-1                     8.00%
Class B-2                     5.00%
Class B-3                     2.50%

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)       The Distribution Date is on or after the October 2006 Distribution
         Date; and

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)     A Step Down Loss Trigger Event does not exist.

SUBORDINATE CLASS PRINCIPAL   The first Distribution Date on which the Senior
DISTRIBUTION DATE             Enhancement Percentage (i.e., the sum of the
                              outstanding principal balance of the subordinate
                              Certificates and the O/C amount divided by the aggregate stated principal balance of the Mortgage
                              Loans) is greater than or equal to the Senior
                              Specified Enhancement Percentage (including O/C), which is equal to two times the initial AAA subordination percentage.

                              SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:
                              37.50%
                              or
                              (17.50%+1.25%)*2

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

STEP DOWN LOSS TRIGGER EVENT   The situation that exists with respect to any
(Preliminary and Subject to    Distribution Date after the Stepdown Date, if (a)
Revision)                      the quotient of (1) the aggregate Stated
                               Principal Balance of all Mortgage Loans
                               60 or more days delinquent, measured on a rolling three month basis (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal Balance of all the Mortgage
                               Loans as of the preceding Servicer Remittance
                               Date, equals or exceeds the product of (i) 42.50% and (ii) the Required Percentage or (b) the quotient (expressed as a percentage)of (1) the aggregate Realized Losses incurred from the Cut-off Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage
                               Loans as of the Cut-off Date exceeds the Required
                               Loss Percentage.

DISTRIBUTION DATE OCCURRING                             LOSS PERCENTAGE
---------------------------                             ---------------
October 2006 - September 2007        2.50% with respect to October 2006, plus an additional
                                     1/12th of 1.25% for each month thereafter

October 2007 - September 2008        3.75% with respect to October 2007, plus an additional
                                     1/12th of 1.25% for each month thereafter

October 2008 - September 2009        5.00% with respect to October 2008, plus an additional
                                     1/12th of 0.75% for each month thereafter

October 2009 and thereafter          5.75%

                                     (PRELIMINARY AND SUBJECT TO REVISION)

PROSPECTUS                     The Certificates will be offered pursuant to a
                               Prospectus which includes a Prospectus Supplement
                               (together, the "Prospectus"). Complete
                               information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE LOAN TABLES           The following tables describe the mortgage loans
                               and the related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

Aggregate Outstanding Principal Balance                  $   370,380,154
Aggregate Original Principal Balance                     $   371,148,892
Number of Mortgage Loans                                           2,685

                                         MINIMUM         MAXIMUM      AVERAGE (1)
                                         -------        ---------     -----------
Original Principal Balance               $13,600        $ 600,000     $   138,230
Outstanding Principal Balance            $13,595        $ 598,912     $   137,944

                                        MINIMUM                MAXIMUM           WEIGHTED AVERAGE (2)
                                        -------                -------           --------------------
Original Term (mos)                        120                    360                     349
Stated remaining Term (mos)                117                    359                     347
Loan Age (mos)                               1                     13                       3
Current Interest Rate                    4.760%                13.400%                  7.399%
Initial Interest Rate Cap(3)             2.000%                 3.000%                  2.998%
Periodic Rate Cap(3)                     1.000%                 2.000%                  1.080%
Gross Margin(3)                          3.375%                10.773%                  6.755%
Maximum Mortgage Rate(3)                10.125%                17.250%                 13.499%
Minimum Mortgage Rate(3)                 3.375%                10.790%                  7.264%
Months to Roll(3)                           11                     57                      23
Original Loan-to-Value                   13.82%                100.00%                  82.55%
Credit Score(4)                            500                    816                     621

                               EARLIEST        LATEST
                               --------        ------
Maturity Dates                 06/01/13       08/02/33

                                       PERCENT OF
                                      MORTGAGE POOL
                                      -------------
LIEN POSITION
1st Lien                                 97.62%
2nd Lien                                  2.38

OCCUPANCY
Primary                                  95.30%
Second Home                               0.37
Investment                                4.33

LOAN TYPE
Fixed Rate                               34.02%
ARM                                      65.98

YEAR OF ORIGINATION
2002                                      0.23%
2003                                     99.77

LOAN PURPOSE
Purchase                                 28.34%
Refinance - Rate/Term                     7.96
Refinance - Cashout                      63.70

PROPERTY TYPE
Single Family                            81.80%
Townhouse                                 0.13
Condominium                               4.00
Two- to Four-Family                       4.91
Planned Unit Development                  8.88
Manufactured Housing                      0.29

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) ARM loans only.

(4) Minimum and Weighting only for loans with scores.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

RANGE OF MORTGAGE RATES

                                                                                    WEIGHTED   WEIGHTED
                               NUMBER OF    AGGREGATE PRINCIPAL     PERCENT OF      AVERAGE    AVERAGE    AVERAGE  ORIGINAL  FULL
RANGE OF MORTGAGE RATES     MORTGAGE LOANS  BALANCE OUTSTANDING    MORTGAGE POOL    COUPON      FICO      BALANCE    LTV     DOC
-----------------------------------------------------------------------------------------------------------------------------------
6.500% or less                    361          $ 67,778,476           18.30%          6.112%    653      $187,752    79.51%  68.61%
-----------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%                  539            88,032,058           23.77           6.860     629       163,325    81.67   62.02
-----------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%                  472            73,722,492           19.90           7.334     617       156,192    82.95   62.82
-----------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%                  539            73,645,103           19.88           7.812     607       136,633    83.26   61.45
-----------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%                  239            27,558,778            7.44           8.323     597       115,309    83.69   60.81
-----------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%                  202            20,169,101            5.45           8.796     595        99,847    84.32   65.97
-----------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%                   70             5,743,590            1.55           9.270     585        82,051    85.12   71.73
-----------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%                  81             5,791,855            1.56           9.791     587        71,504    85.43   74.44
-----------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%                 31             1,536,796            0.41          10.383     620        49,574    87.52   69.21
-----------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%                 49             2,131,655            0.58          10.814     665        43,503    96.67   46.73
-----------------------------------------------------------------------------------------------------------------------------------
11.001% to 11.500%                 39             1,555,450            0.42          11.277     637        39,883    96.62   23.58
-----------------------------------------------------------------------------------------------------------------------------------
11.501% to 12.000%                 38             1,795,877            0.48          11.868     659        47,260    99.23   14.02
-----------------------------------------------------------------------------------------------------------------------------------
12.001% to 12.500%                 13               537,951            0.15          12.364     659        41,381    96.16   13.23
-----------------------------------------------------------------------------------------------------------------------------------
12.501% to 13.000%                 11               366,054            0.10          12.856     662        33,278   100.00    6.98
-----------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%                  1                14,920            0.00          13.400     730        14,920   100.00    0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,685          $370,380,154          100.00%          7.399%    621      $137,944    82.55%  63.16%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.760% per annum to 13.400% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.399% per annum.

RANGE OF REMAINING MONTHS TO STATED MATURITY

     RANGE OF                                                                       WEIGHTED  WEIGHTED
 REMAINING MONTHS              NUMBER OF    AGGREGATE PRINCIPAL     PERCENT OF       AVERAGE  AVERAGE     AVERAGE  ORIGINAL   FULL
TO STATED MATURITY          MORTGAGE LOANS  BALANCE OUTSTANDING    MORTGAGE POOL     COUPON     FICO      BALANCE    LTV      DOC
-----------------------------------------------------------------------------------------------------------------------------------
109 to 120                          4          $    197,697            0.05%          8.776%    581      $ 49,424    71.45%   59.31%
-----------------------------------------------------------------------------------------------------------------------------------
157 to 168                          1                17,516            0.00          11.650     646        17,516   100.00   100.00
-----------------------------------------------------------------------------------------------------------------------------------
169 to 180                        282            17,719,572            4.78           8.841     636        62,835    85.97    63.66
-----------------------------------------------------------------------------------------------------------------------------------
229 to 240                         77             5,571,345            1.50           8.878     630        72,355    87.67    72.73
-----------------------------------------------------------------------------------------------------------------------------------
241 to 252                          1               183,500            0.05           8.950     616       183,500    80.00   100.00
-----------------------------------------------------------------------------------------------------------------------------------
289 to 300                          8             1,102,884            0.30           7.917     620       137,861    88.69   100.00
-----------------------------------------------------------------------------------------------------------------------------------
301 to 312                          1               295,301            0.08           6.780     593       295,301    80.00   100.00
-----------------------------------------------------------------------------------------------------------------------------------
337 to 348                          1               154,820            0.04           7.300     629       154,820    87.40   100.00
-----------------------------------------------------------------------------------------------------------------------------------
349 to 360                      2,310           345,137,520           93.18           7.298     621       149,410    82.28    62.79
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,685          $370,380,154          100.00%          7.399%    621      $137,944    82.55%   63.16%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 117 months to 359 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 347 months.

RANGE OF ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                                                                    WEIGHTED  WEIGHTED
RANGE OF ORIGINAL MORTAGE      NUMBER OF     AGGREGATE PRINCIPAL     PERCENT OF     AVERAGE   AVERAGE    AVERAGE  ORIGINAL   FULL
 LOAN PRINCIPAL BALANCES     MORTGAGE LOANS  BALANCE OUTSTANDING   MORTGAGE POOL     COUPON     FICO     BALANCE    LTV      DOC
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
$50,000 or less                   261          $  9,185,683            2.48%          9.782%    640      $ 35,194    85.67%   58.20%
-----------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000               786            59,651,874           16.11           7.977     614        75,893    81.42    72.85
-----------------------------------------------------------------------------------------------------------------------------------
$100,001 to $150,000              686            84,999,834           22.95           7.453     620       123,906    82.14    68.66
-----------------------------------------------------------------------------------------------------------------------------------
$150,001 to $200,000              437            75,468,192           20.38           7.279     620       172,696    82.70    64.56
-----------------------------------------------------------------------------------------------------------------------------------
$200,001 to $250,000              245            54,498,712           14.71           7.110     617       222,444    81.92    57.26
-----------------------------------------------------------------------------------------------------------------------------------
$250,001 to $300,000              125            34,033,686            9.19           7.067     622       272,269    82.69    53.61
-----------------------------------------------------------------------------------------------------------------------------------
$300,001 to $350,000               75            24,219,986            6.54           6.871     638       322,933    83.37    53.51
-----------------------------------------------------------------------------------------------------------------------------------
$350,001 to $400,000               46            17,446,581            4.71           7.085     638       379,273    84.58    45.46
-----------------------------------------------------------------------------------------------------------------------------------
$400,001 to $450,000               14             6,001,463            1.62           6.887     620       428,676    85.17    78.56
-----------------------------------------------------------------------------------------------------------------------------------
$450,001 to $500,000                8             3,771,645            1.02           6.636     643       471,456    86.67    50.02
-----------------------------------------------------------------------------------------------------------------------------------
$500,001 to $550,000                1               503,586            0.14           6.990     645       503,586    90.00   100.00
-----------------------------------------------------------------------------------------------------------------------------------
$550,001 to $600,000                1               598,912            0.16           6.500     634       598,912    84.51   100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,685          $370,380,154          100.00%          7.399%    621      $137,944    82.55%   63.16%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans from approximately $13,595 to approximately $598,912 and the average outstanding principal balance of the Mortgage Loans was approximately $137,944

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

PRODUCT TYPES

                                                                                   WEIGHTED  WEIGHTED
                              NUMBER OF     AGGREGATE PRINCIPAL     PERCENT OF     AVERAGE   AVERAGE    AVERAGE   ORIGINAL    FULL
  PRODUCT TYPES             MORTGAGE LOANS  BALANCE OUTSTANDING    MORTGAGE POOL    COUPON     FICO     BALANCE     LTV       DOC
-----------------------------------------------------------------------------------------------------------------------------------
10 Year Fixed Loans                 1          $     41,601            0.01%         7.990%     621     $ 41,601    90.00%   100.00%
-----------------------------------------------------------------------------------------------------------------------------------
14 Year Fixed Loans                 1                17,516            0.00         11.650      646       17,516   100.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
15 Year Fixed Loans                65             4,447,471            1.20          7.988      614       68,423    75.56     79.22
-----------------------------------------------------------------------------------------------------------------------------------
20 Year Fixed Loans                15             1,275,191            0.34          8.626      607       85,013    87.04     79.07
-----------------------------------------------------------------------------------------------------------------------------------
25 Year Fixed Loans                 8             1,173,923            0.32          7.653      625      146,740    86.26    100.00
-----------------------------------------------------------------------------------------------------------------------------------
30 Year Fixed Loans               795           106,883,210           28.86          7.397      633      134,444    81.31     62.34
-----------------------------------------------------------------------------------------------------------------------------------
15/30 Balloon Loans               204            12,179,867            3.29          9.310      643       59,705    90.84     58.12
-----------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR Loans                1,432           221,752,362           59.87          7.259      616      154,855    83.03     62.94
-----------------------------------------------------------------------------------------------------------------------------------
3/27 LIBOR Loans                  161            22,058,604            5.96          7.558      605      137,010    80.05     66.05
-----------------------------------------------------------------------------------------------------------------------------------
5/25 LIBOR Loans                    3               550,409            0.15          6.934      681      183,470    85.91     55.29
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,685          $370,380,154          100.00%         7.399%     621     $137,944    82.55%    63.16%
-----------------------------------------------------------------------------------------------------------------------------------

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                                                                   WEIGHTED  WEIGHTED
STATE DISTRIBUTIONS           NUMBER OF     AGGREGATE PRINCIPAL     PERCENT OF     AVERAGE   AVERAGE    AVERAGE   ORIGINAL    FULL
OF MORTGAGED PROPERTIES     MORTGAGE LOANS  BALANCE OUTSTANDING    MORTGAGE POOL   COUPON     FICO      BALANCE     LTV       DOC
-----------------------------------------------------------------------------------------------------------------------------------
Alabama                            36          $  2,445,405            0.66%         8.578%     619     $ 67,928    86.03%    90.80%
-----------------------------------------------------------------------------------------------------------------------------------
Arizona                            73             9,461,537            2.55          7.450      616      129,610    82.47     73.80
-----------------------------------------------------------------------------------------------------------------------------------
Arkansas                            9               874,635            0.24          7.755      625       97,182    82.85     60.63
-----------------------------------------------------------------------------------------------------------------------------------
California                        525            96,257,758           25.99          7.079      635      183,348    81.08     55.33
-----------------------------------------------------------------------------------------------------------------------------------
Colorado                           53             8,596,790            2.32          7.062      636      162,204    85.67     70.77
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut                        44             7,029,795            1.90          7.367      617      159,768    81.47     69.55
-----------------------------------------------------------------------------------------------------------------------------------
Delaware                            9             1,287,000            0.35          7.445      606      143,000    84.60     91.35
-----------------------------------------------------------------------------------------------------------------------------------
Florida                           175            22,341,207            6.03          7.591      609      127,664    82.17     51.69
-----------------------------------------------------------------------------------------------------------------------------------
Georgia                            98            12,070,602            3.26          7.368      627      123,169    84.26     64.21
-----------------------------------------------------------------------------------------------------------------------------------
Idaho                               4               365,848            0.10          7.854      643       91,462    91.17     39.94
-----------------------------------------------------------------------------------------------------------------------------------
Illinois                           97            14,655,166            3.96          7.470      612      151,084    83.36     58.67
-----------------------------------------------------------------------------------------------------------------------------------
Indiana                            77             6,771,444            1.83          7.792      608       87,941    84.96     75.49
-----------------------------------------------------------------------------------------------------------------------------------
Iowa                               18             1,622,077            0.44          7.803      642       90,115    85.11     57.67
-----------------------------------------------------------------------------------------------------------------------------------
Kansas                             19             2,003,627            0.54          7.729      599      105,454    83.73     85.50
-----------------------------------------------------------------------------------------------------------------------------------
Kentucky                           32             2,638,848            0.71          7.778      603       82,464    83.22     67.92
-----------------------------------------------------------------------------------------------------------------------------------
Louisiana                          34             3,059,606            0.83          8.252      601       89,988    82.61     71.76
-----------------------------------------------------------------------------------------------------------------------------------
Maine                               6               624,690            0.17          8.045      598      104,115    82.95     50.31
-----------------------------------------------------------------------------------------------------------------------------------
Maryland                           54             9,851,023            2.66          7.537      598      182,426    84.62     78.65
-----------------------------------------------------------------------------------------------------------------------------------
Massachusetts                      74            14,938,423            4.03          7.303      620      201,871    77.06     51.76
-----------------------------------------------------------------------------------------------------------------------------------
Michigan                          129            13,618,613            3.68          7.755      613      105,571    81.25     60.80
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota                          73             9,762,549            2.64          7.435      620      133,734    81.92     66.16
-----------------------------------------------------------------------------------------------------------------------------------
Mississippi                        13             1,055,299            0.28          8.731      592       81,177    83.34     65.56
-----------------------------------------------------------------------------------------------------------------------------------
Missouri                           64             6,910,468            1.87          7.693      606      107,976    85.01     65.11
-----------------------------------------------------------------------------------------------------------------------------------
Nebraska                           10               996,086            0.27          7.572      620       99,609    90.17     91.42
-----------------------------------------------------------------------------------------------------------------------------------
Nevada                             42             5,762,343            1.56          7.373      639      137,199    84.68     52.80
-----------------------------------------------------------------------------------------------------------------------------------
New Hampshire                      18             2,564,043            0.69          7.825      619      142,447    82.08     73.90
-----------------------------------------------------------------------------------------------------------------------------------
New Jersey                         36             6,381,132            1.72          7.529      628      177,254    80.76     52.61
-----------------------------------------------------------------------------------------------------------------------------------
New Mexico                         11             1,103,915            0.30          7.438      599      100,356    81.71     53.68
-----------------------------------------------------------------------------------------------------------------------------------
New York                           42             9,103,359            2.46          7.460      607      216,747    80.16     45.15
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina                     40             5,003,902            1.35          7.631      621      125,098    85.71     77.66
-----------------------------------------------------------------------------------------------------------------------------------
North Dakota                        2               292,564            0.08          8.301      584      146,282    87.60     25.96
-----------------------------------------------------------------------------------------------------------------------------------
Ohio                              146            15,631,869            4.22          7.396      621      107,068    85.45     71.35
-----------------------------------------------------------------------------------------------------------------------------------
Oklahoma                           20             2,006,839            0.54          7.812      612      100,342    85.09     88.41
-----------------------------------------------------------------------------------------------------------------------------------
Oregon                             36             5,115,564            1.38          7.344      628      142,099    84.85     57.34
-----------------------------------------------------------------------------------------------------------------------------------
Pennsylvania                      120            13,416,625            3.62          7.574      615      111,805    82.99     65.54
-----------------------------------------------------------------------------------------------------------------------------------
Rhode Island                       35             4,766,088            1.29          7.355      606      136,174    79.64     62.77
-----------------------------------------------------------------------------------------------------------------------------------
South Carolina                     34             4,123,809            1.11          7.424      604      121,288    84.71     60.97
-----------------------------------------------------------------------------------------------------------------------------------
Tennessee                          72             7,334,318            1.98          7.656      623      101,866    85.10     75.79
-----------------------------------------------------------------------------------------------------------------------------------
Texas                              36             4,274,381            1.15          7.786      640      118,733    87.61     51.93
-----------------------------------------------------------------------------------------------------------------------------------
Utah                               26             3,455,829            0.93          7.687      626      132,917    83.88     61.21
-----------------------------------------------------------------------------------------------------------------------------------
Vermont                             1               101,216            0.03          6.500      631      101,216    73.48    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Virginia                          105            16,620,228            4.49          7.183      614      158,288    83.51     87.80
-----------------------------------------------------------------------------------------------------------------------------------
Washington                         51             6,172,004            1.67          6.932      643      121,020    83.24     77.48
-----------------------------------------------------------------------------------------------------------------------------------
West Virginia                      16             1,337,120            0.36          8.371      600       83,570    80.75     62.27
-----------------------------------------------------------------------------------------------------------------------------------
Wisconsin                          67             6,342,065            1.71          7.783      616       94,658    82.50     75.84
-----------------------------------------------------------------------------------------------------------------------------------
Wyoming                             3               232,446            0.06          7.448      605       77,482    85.01    100.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,685          $370,380,154          100.00%         7.399%     621     $137,944    82.55%    63.16%
-----------------------------------------------------------------------------------------------------------------------------------

No more than approximately 0.38% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

RANGE OF ORIGINAL LOAN-TO-VALUE RATIOS

                                                                                   WEIGHTED  WEIGHTED
 RANGE OF ORIGINAL            NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF        AVERAGE   AVERAGE    AVERAGE   ORIGINAL   FULL
LOAN-TO-VALUE RATIOS       MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL      COUPON     FICO      BALANCE     LTV      DOC
-----------------------------------------------------------------------------------------------------------------------------------
50.00% or less                    64          $  5,355,178            1.45%         7.577%      584     $ 83,675    41.80%    54.50%
-----------------------------------------------------------------------------------------------------------------------------------
50.01% to 55.00%                  30             3,672,522            0.99          7.009       609      122,417    53.02     57.04
-----------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00%                  37             3,863,880            1.04          7.275       599      104,429    57.89     60.52
-----------------------------------------------------------------------------------------------------------------------------------
60.01% to 65.00%                  64             7,959,168            2.15          7.363       597      124,362    62.91     66.20
-----------------------------------------------------------------------------------------------------------------------------------
65.01% to 70.00%                 121            15,325,465            4.14          7.445       586      126,657    68.38     59.81
-----------------------------------------------------------------------------------------------------------------------------------
70.01% to 75.00%                 178            25,177,389            6.80          7.463       585      141,446    74.11     57.82
-----------------------------------------------------------------------------------------------------------------------------------
75.01% to 80.00%                 792           121,887,994           32.91          6.979       636      153,899    79.59     57.61
-----------------------------------------------------------------------------------------------------------------------------------
80.01% to 85.00%                 344            51,185,221           13.82          7.496       603      148,794    84.48     60.85
-----------------------------------------------------------------------------------------------------------------------------------
85.01% to 90.00%                 595            91,314,133           24.65          7.442       622      153,469    89.59     65.12
-----------------------------------------------------------------------------------------------------------------------------------
90.01% to 95.00%                 192            27,735,796            7.49          7.638       638      144,457    94.57     90.67
-----------------------------------------------------------------------------------------------------------------------------------
95.01% to 100.00%                268            16,903,408            4.56          9.440       656       63,072    99.92     68.66
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         2,685          $370,380,154          100.00%         7.399%      621     $137,944    82.55%    63.16%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 13.82% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 2.38% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.64%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.04%.

LOAN PURPOSE

                                                                                   WEIGHTED  WEIGHTED
                              NUMBER OF    AGGREGATE PRINCIPAL     PERCENT OF      AVERAGE   AVERAGE    AVERAGE   ORIGINAL    FULL
  LOAN PURPOSE             MORTGAGE LOANS  BALANCE OUTSTANDING   MORTGAGE POOL      COUPON     FICO      BALANCE     LTV      DOC
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Cashout            1,661          $235,924,643           63.70%         7.398%      609     $142,038    81.49%    69.29%
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                         817           104,974,010           28.34          7.422       649      128,487    84.68     49.84
-----------------------------------------------------------------------------------------------------------------------------------
Refinance - Rate/Term            207            29,481,501            7.96          7.323       621      142,423    83.44     61.52
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         2,685          $370,380,154          100.00%         7.399%      621     $137,944    82.55%    63.16%
-----------------------------------------------------------------------------------------------------------------------------------

PROPERTY TYPE

                                                                                    WEIGHTED  WEIGHTED
                              NUMBER OF    AGGREGATE PRINCIPAL     PERCENT OF       AVERAGE   AVERAGE    AVERAGE   ORIGINAL   FULL
   PROPERTY TYPE           MORTGAGE LOANS  BALANCE OUTSTANDING    MORTGAGE POOL     COUPON     FICO      BALANCE     LTV      DOC
-----------------------------------------------------------------------------------------------------------------------------------
Single Family                  2,244          $302,954,765           81.80%         7.423%      619     $135,007    82.73%    62.60%
-----------------------------------------------------------------------------------------------------------------------------------
Townhouse                          5               485,413            0.13          7.367       623       97,083    87.09     79.91
-----------------------------------------------------------------------------------------------------------------------------------
Condominium                      119            14,806,978            4.00          7.362       639      124,428    80.36     59.36
-----------------------------------------------------------------------------------------------------------------------------------
Two- to Four-Family              113            18,171,373            4.91          7.421       636      160,809    77.86     53.34
-----------------------------------------------------------------------------------------------------------------------------------
Manufactured Housing              10             1,060,220            0.29          7.661       657      106,022    78.68    100.00
-----------------------------------------------------------------------------------------------------------------------------------
Planned Unit Development         194            32,901,405            8.88          7.168       622      169,595    84.53     74.01
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         2,685          $370,380,154          100.00%         7.399%      621     $137,944    82.55%    63.16%
-----------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

DOCUMENTATION

                                                                                    WEIGHTED  WEIGHTED
                               NUMBER OF    AGGREGATE PRINCIPAL     PERCENT OF      AVERAGE   AVERAGE    AVERAGE   ORIGINAL   FULL
  DOCUMENTATION             MORTGAGE LOANS  BALANCE OUTSTANDING    MORTGAGE POOL    COUPON     FICO      BALANCE      LTV     DOC
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation              1,762          $233,930,814           63.16%         7.340%      610     $132,764   83.28%   100.00%
-----------------------------------------------------------------------------------------------------------------------------------
Stated Documentation              883           130,046,492           35.11          7.507       641      147,278   81.28      0.00
-----------------------------------------------------------------------------------------------------------------------------------
Lite Documentation                 40             6,402,849            1.73          7.360       635      160,071   81.70      0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                          2,685          $370,380,154          100.00%         7.399%      621     $137,944   82.55%    63.16%
-----------------------------------------------------------------------------------------------------------------------------------

OCCUPANCY

                                                                                   WEIGHTED  WEIGHTED
                              NUMBER OF    AGGREGATE PRINCIPAL     PERCENT OF      AVERAGE   AVERAGE    AVERAGE   ORIGINAL   FULL
  OCCUPANCY                MORTGAGE LOANS  BALANCE OUTSTANDING    MORTGAGE POOL    COUPON     FICO      BALANCE     LTV      DOC
-----------------------------------------------------------------------------------------------------------------------------------
Primary                        2,515          $352,979,379           95.30%         7.379%      620     $140,350    82.70%    63.12%
-----------------------------------------------------------------------------------------------------------------------------------
Investment                       160            16,019,671            4.33          7.768       648      100,123    79.07     68.71
-----------------------------------------------------------------------------------------------------------------------------------
Second Home                       10             1,381,104            0.37          8.189       666      138,110    85.61      8.91
-----------------------------------------------------------------------------------------------------------------------------------
  TOTAL:                       2,685          $370,380,154          100.00%         7.399%      621     $137,944    82.55%    63.16%
-----------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                                                                    WEIGHTED  WEIGHTED
                              NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF         AVERAGE   AVERAGE    AVERAGE   ORIGINAL   FULL
MORTGAGE LOAN AGE          MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL        COUPON     FICO     BALANCE     LTV      DOC
-----------------------------------------------------------------------------------------------------------------------------------
        1                        363          $ 52,362,443           14.14%          7.413%     625     $144,249    82.67%    45.15%
-----------------------------------------------------------------------------------------------------------------------------------
        2                        937           125,083,145           33.77           7.293      621      133,493    82.20     65.88
-----------------------------------------------------------------------------------------------------------------------------------
        3                        928           135,398,058           36.56           7.382      621      145,903    82.29     62.49
-----------------------------------------------------------------------------------------------------------------------------------
        4                        286            36,831,716            9.94           7.655      619      128,782    84.30     72.49
-----------------------------------------------------------------------------------------------------------------------------------
        5                        120            15,583,453            4.21           7.571      618      129,862    82.66     80.46
-----------------------------------------------------------------------------------------------------------------------------------
        6                         27             2,690,786            0.73           8.002      629       99,659    82.81     70.26
-----------------------------------------------------------------------------------------------------------------------------------
        7                         14             1,328,050            0.36           7.885      618       94,861    86.15     88.57
-----------------------------------------------------------------------------------------------------------------------------------
        8                          7               745,281             0.2           7.783      623      106,469    82.03     95.33
-----------------------------------------------------------------------------------------------------------------------------------
        9                          2               202,403            0.05           8.523      630      101,201    85.31     53.08
-----------------------------------------------------------------------------------------------------------------------------------
       13                          1               154,820            0.04           7.300      629      154,820    87.40    100.00
-----------------------------------------------------------------------------------------------------------------------------------
     TOTAL:                    2,685          $370,380,154          100.00%          7.399%     621     $137,944    82.55%    63.16%
-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 3 months.

ORIGINAL PREPAYMENT PENALTY TERM

                                                                                   WEIGHTED  WEIGHTED
ORIGINAL PREPAYMENT          NUMBER OF     AGGREGATE PRINCIPAL     PERCENT OF      AVERAGE   AVERAGE    AVERAGE   ORIGINAL    FULL
   PENALTY TERM            MORTGAGE LOANS  BALANCE OUTSTANDING   MORTGAGE POOL      COUPON     FICO     BALANCE     LTV       DOC
-----------------------------------------------------------------------------------------------------------------------------------
None                             247          $ 25,456,032            6.87%         7.844%      631     $103,061    84.98%    65.84%
-----------------------------------------------------------------------------------------------------------------------------------
5 Months                           1               143,763            0.04          6.990       584      143,763    80.00    100.00
-----------------------------------------------------------------------------------------------------------------------------------
12 Months                        130            21,677,293            5.85          7.441       611      166,748    80.24     63.65
-----------------------------------------------------------------------------------------------------------------------------------
13 Months                         10             1,909,448            0.52          7.056       665      190,945    82.47     37.85
-----------------------------------------------------------------------------------------------------------------------------------
24 Months                      1,286           192,536,000           51.98          7.329       617      149,717    83.30     61.57
-----------------------------------------------------------------------------------------------------------------------------------
36 Months                        784           100,267,461           27.07          7.407       631      127,892    81.23     62.00
-----------------------------------------------------------------------------------------------------------------------------------
42 Months                          4               497,081            0.13          6.984       606      124,270    70.67    100.00
-----------------------------------------------------------------------------------------------------------------------------------
48 Months                          4               552,260            0.15          7.388       644      138,065    84.40    100.00
-----------------------------------------------------------------------------------------------------------------------------------
60 Months                        219            27,340,816            7.38          7.445       615      124,844    81.83     75.86
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         2,685          $370,380,154          100.00%         7.399%      621     $137,944    82.55%    63.16%
-----------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 30 months.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

RANGE OF CREDIT SCORES

                                                                                WEIGHTED   WEIGHTED
                           NUMBER OF      AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE    AVERAGE    AVERAGE    ORIGINAL    FULL
RANGE OF CREDIT SCORES   MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL    COUPON      FICO     BALANCE      LTV       DOC
----------------------------------------------------------------------------------------------------------------------------------
Not Available                    4           $    397,786            0.11%        8.155%       0      $ 99,446     64.62%    74.91%
----------------------------------------------------------------------------------------------------------------------------------
451 to 500                       1                 71,185            0.02         9.500      500        71,185     70.00    100.00
----------------------------------------------------------------------------------------------------------------------------------
501 to 550                     228             29,442,282            7.95         7.990      537       129,133     74.63     88.00
----------------------------------------------------------------------------------------------------------------------------------
551 to 600                     720            100,938,769           27.25         7.641      577       140,193     81.00     75.29
----------------------------------------------------------------------------------------------------------------------------------
601 to 650                   1,023            144,525,575           39.02         7.290      626       141,276     84.41     63.25
----------------------------------------------------------------------------------------------------------------------------------
651 to 700                     523             67,792,201            18.3         7.212      672       129,622     83.81     45.20
----------------------------------------------------------------------------------------------------------------------------------
701 to 750                     154             22,200,517            5.99         6.928      722       144,159     84.35     32.41
----------------------------------------------------------------------------------------------------------------------------------
751 to 800                      31              4,731,857            1.28         6.749      767       152,641     82.45     44.90
----------------------------------------------------------------------------------------------------------------------------------
801 to 850                       1                279,984            0.08         6.250      816       279,984     95.00    100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                       2,685           $370,380,154          100.00%        7.399%     621      $137,944     82.55%    63.16%
----------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 816 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 621.

CREDIT GRADE

                                                                        WEIGHTED   WEIGHTED
                    NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE    AVERAGE    AVERAGE    ORIGINAL   FULL
CREDIT GRADE     MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL    COUPON      FICO     BALANCE      LTV      DOC
-------------------------------------------------------------------------------------------------------------------------
A+                   1,213            $166,738,730           45.02%      7.191%      664      $137,460    84.59%    49.09%
-------------------------------------------------------------------------------------------------------------------------
A                      407              58,601,465           15.82       7.268       616       143,984    84.39     67.15
-------------------------------------------------------------------------------------------------------------------------
A-                     622              86,783,793           23.43       7.563       589       139,524    81.75     73.69
-------------------------------------------------------------------------------------------------------------------------
B                      262              36,460,804            9.84       7.735       561       139,163    78.32     78.90
-------------------------------------------------------------------------------------------------------------------------
C                      103              12,370,096            3.34       8.070       537       120,098    74.03     91.53
-------------------------------------------------------------------------------------------------------------------------
C-                      78               9,425,266            2.54       8.193       540       120,837    69.99     92.05
-------------------------------------------------------------------------------------------------------------------------
TOTAL:               2,685            $370,380,154          100.00%      7.399%      621      $137,944    82.55%    63.16%
-------------------------------------------------------------------------------------------------------------------------

RANGE OF MARGIN

                                                                             WEIGHTED   WEIGHTED
                         NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE    AVERAGE    AVERAGE    ORIGINAL    FULL
RANGE OF MARGIN       MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL    COUPON      FICO     BALANCE      LTV       DOC
-------------------------------------------------------------------------------------------------------------------------------
3.001% to 3.500%              1           $     98,143            0.04%       5.125%      736      $ 98,143     80.00%     0.00%
-------------------------------------------------------------------------------------------------------------------------------
3.501% to 4.000%             17              4,200,316            1.72        5.437       666       247,077     80.79     71.38
-------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500%             27              5,214,087            2.13        5.935       669       193,114     81.10     82.24
-------------------------------------------------------------------------------------------------------------------------------
4.501% to 5.000%             58             10,630,098            4.35        6.201       640       183,278     79.86     69.25
-------------------------------------------------------------------------------------------------------------------------------
5.001% to 5.500%            102             18,233,468            7.46        6.409       642       178,759     79.95     64.69
-------------------------------------------------------------------------------------------------------------------------------
5.501% to 6.000%            155             29,925,218           12.25        6.807       621       193,066     80.93     53.48
-------------------------------------------------------------------------------------------------------------------------------
6.001% to 6.500%            209             34,926,072           14.29        6.992       619       167,110     82.39     59.48
-------------------------------------------------------------------------------------------------------------------------------
6.501% to 7.000%            295             46,198,580           18.91        7.246       610       156,605     83.41     60.54
-------------------------------------------------------------------------------------------------------------------------------
7.001% to 7.500%            236             34,963,462           14.31        7.533       610       148,150     85.23     68.37
-------------------------------------------------------------------------------------------------------------------------------
7.501% to 8.000%            194             26,552,355           10.87        7.906       607       136,868     84.33     63.18
-------------------------------------------------------------------------------------------------------------------------------
8.001% to 8.500%            130             15,688,916            6.42        8.255       594       120,684     84.62     71.42
-------------------------------------------------------------------------------------------------------------------------------
8.501% to 9.000%             90             10,012,573            4.10        8.632       583       111,251     82.37     60.11
-------------------------------------------------------------------------------------------------------------------------------
9.001% to 9.500%             39              4,027,173            1.65        9.027       580       103,261     82.46     69.55
-------------------------------------------------------------------------------------------------------------------------------
9.501% to 10.000%            29              2,623,395            1.07        9.328       583        90,462     79.83     58.81
-------------------------------------------------------------------------------------------------------------------------------
10.001% to 10.500%           10                768,748            0.31        9.720       538        76,875     76.04    100.00
-------------------------------------------------------------------------------------------------------------------------------
10.501% to 11.000%            4                298,772            0.12       10.037       579        74,693     78.18     81.96
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                    1,596           $244,361,375          100.00%       7.285%      615      $153,109     82.76%    63.21%
-------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 6.755% per annum.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

                     TOTAL MORTGAGE LOANS AS OF CUT-OFF DATE

RANGE OF MAXIMUM MORTGAGE RATES

                                                                                     WEIGHTED  WEIGHTED
                                    NUMBER OF    AGGREGATE PRINCIPAL   PERCENT OF    AVERAGE   AVERAGE   AVERAGE   ORIGINAL  FULL
RANGE OF MAXIMUM MORTGAGE RATES  MORTGAGE LOANS  BALANCE OUTSTANDING  MORTGAGE POOL   COUPON     FICO    BALANCE     LTV     DOC
----------------------------------------------------------------------------------------------------------------------------------
13.000% or less                        473          $ 83,618,247          34.22%       6.484%     629    $176,783    81.53%  67.69%
----------------------------------------------------------------------------------------------------------------------------------
13.001% to 13.500%                     311            51,449,698          21.05        7.159      616     165,433    83.00   64.51
----------------------------------------------------------------------------------------------------------------------------------
13.501% to 14.000%                     366            54,636,531          22.36        7.582      611     149,280    84.00   62.25
----------------------------------------------------------------------------------------------------------------------------------
14.001% to 14.500%                     156            22,202,376           9.09        7.855      605     142,323    83.32   54.86
----------------------------------------------------------------------------------------------------------------------------------
14.501% to 15.000%                     157            18,880,138           7.73        8.373      603     120,256    83.35   50.68
----------------------------------------------------------------------------------------------------------------------------------
15.001% to 15.500%                      65             7,420,796           3.04        8.683      589     114,166    84.11   55.84
----------------------------------------------------------------------------------------------------------------------------------
15.501% to 16.000%                      48             4,768,789           1.95        9.429      569      99,350    82.76   74.47
----------------------------------------------------------------------------------------------------------------------------------
16.001% to 16.500%                      10               793,265           0.32        9.716      557      79,327    78.31  100.00
----------------------------------------------------------------------------------------------------------------------------------
16.501% to 17.000%                       8               449,356           0.18        9.898      563      56,170    70.84   60.48
----------------------------------------------------------------------------------------------------------------------------------
17.001% to 17.500%                       2               142,179           0.06       10.209      555      71,090    76.74  100.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                               1,596          $244,361,375         100.00%       7.285%     615    $153,109    82.76%  63.21%
----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.125% per annum to 17.250% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 13.499% per annum.

NEXT RATE ADJUSTMENT DATE

                                                                                   WEIGHTED   WEIGHTED
                               NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF     AVERAGE    AVERAGE   AVERAGE   ORIGINAL   FULL
NEXT RATE ADJUSTMENT DATE   MORTGAGE LOANS   BALANCE OUTSTANDING   MORTGAGE POOL    COUPON      FICO    BALANCE     LTV      DOC
----------------------------------------------------------------------------------------------------------------------------------
August 2004                        1            $    154,820             0.06%      7.300%      629     $154,820   87.40%   100.00%
----------------------------------------------------------------------------------------------------------------------------------
January 2005                       2                 426,490             0.17       7.477       641      213,245   91.55    100.00
----------------------------------------------------------------------------------------------------------------------------------
February 2005                      6                 523,513             0.21       8.010       611       87,252   91.93    100.00
----------------------------------------------------------------------------------------------------------------------------------
March 2005                         5                 482,386              0.2       7.869       638       96,477   88.11    100.00
----------------------------------------------------------------------------------------------------------------------------------
April 2005                        16               2,188,401              0.9       7.712       618      136,775   87.47     82.16
----------------------------------------------------------------------------------------------------------------------------------
May 2005                         143              20,556,394             8.41       7.551       616      143,751   84.67     69.04
----------------------------------------------------------------------------------------------------------------------------------
June 2005                        479              76,168,701            31.17       7.250       616      159,016   82.88     62.32
----------------------------------------------------------------------------------------------------------------------------------
July 2005                        557              85,811,181            35.12       7.128       616      154,060   82.37     67.90
----------------------------------------------------------------------------------------------------------------------------------
August 2005                      223              35,440,475             14.5       7.376       615      158,926   83.39     45.89
----------------------------------------------------------------------------------------------------------------------------------
January 2006                       1                  34,803             0.01       7.875       660       34,803   74.47      0.00
----------------------------------------------------------------------------------------------------------------------------------
February 2006                      6                 607,575             0.25       7.867       612      101,262   83.41     85.59
----------------------------------------------------------------------------------------------------------------------------------
March 2006                        12               1,299,813             0.53       7.872       624      108,318   77.49     50.23
----------------------------------------------------------------------------------------------------------------------------------
April 2006                         2                 322,652             0.13       7.808       614      161,326   94.72     64.81
----------------------------------------------------------------------------------------------------------------------------------
May 2006                          13               1,758,749             0.72       8.067       577      135,288   84.45     84.81
----------------------------------------------------------------------------------------------------------------------------------
June 2006                         55               7,686,151             3.15       7.630       600      139,748   81.48     66.19
----------------------------------------------------------------------------------------------------------------------------------
July 2006                         52               7,030,342             2.88       7.274       607      135,199   78.01     66.12
----------------------------------------------------------------------------------------------------------------------------------
August 2006                       20               3,318,520             1.36       7.516       619      165,926   77.75     59.06
----------------------------------------------------------------------------------------------------------------------------------
June 2008                          3                 550,409             0.23       6.934       681      183,470   85.91     55.29
----------------------------------------------------------------------------------------------------------------------------------
TOTAL:                         1,596            $244,361,375           100.00%      7.285%      615     $153,109   82.76%    63.21%
----------------------------------------------------------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

                              ASSUMED MORTGAGE POOL

                            FIXED RATE MORTGAGE LOANS

                                                                                                    ORIGINAL
                                                                       ORIGINAL      REMAINING     MONTHS TO
                                     NET      ORIGINAL   REMAINING   AMORTIZATION   AMORTIZATION   PREPAYMENT
                       MORTGAGE    MORTGAGE     TERM        TERM         TERM           TERM        PENALTY
CURRENT BALANCE ($)    RATE(%)     RATE(%)    (MONTHS)    (MONTHS)     (MONTHS)       (MONTHS)     EXPIRATION
-------------------------------------------------------------------------------------------------------------
   2,240,950.81         10.055      9.540       180         178          360            358             0
     224,835.82         10.179      9.664       180         179          360            359            12
     152,866.63         10.992     10.477       180         178          360            358            13
   3,563,091.88         10.257      9.742       180         178          360            358            24
   3,830,527.55          8.819      8.304       180         177          360            357            36
     144,636.34          5.500      4.985       180         178          360            358            48
   2,022,957.67          7.793      7.278       180         177          360            357            60
      41,601.35          7.990      7.475       120         117          120            117            12
      17,515.61         11.650     11.135       168         166          168            166             0
     913,647.89          9.051      8.536       178         176          178            176             0
     149,558.97          7.056      6.541       180         178          180            178            24
   2,470,093.95          7.625      7.110       199         196          199            196            36
      37,478.01          8.740      8.225       180         175          180            175            42
     876,691.99          8.028      7.513       180         176          180            176            60
   1,275,191.01          8.626      8.111       240         235          240            235            60
      90,663.25         10.201      9.686       300         298          300            298             0
     787,958.87          7.687      7.172       300         297          300            297            36
     295,301.17          6.780      6.265       312         310          312            310            60
   6,968,085.01          7.917      7.402       349         346          349            346             0
   7,920,160.16          7.497      6.982       359         357          359            357            12
   5,358,073.57          8.287      7.772       337         334          337            334            24
  63,901,978.81          7.271      6.756       355         352          355            352            36
     459,603.21          6.841      6.326       327         324          327            324            42
     407,624.07          8.058      7.543       311         308          311            308            48
  21,867,685.27          7.344      6.829       348         344          348            344            60
-------------------------------------------------------------------------------------------------------------
 126,018,778.87
-------------------------------------------------------------------------------------------------------------

                         ADJUSTABLE RATE MORTGAGE LOANS

                             NET                            ORIGINAL     REMAINING            INITIAL
                MORTGAGE   MORTGAGE  ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  GROSS    RATE
   CURRENT        RATE      RATE       TERM      TERM         TERM          TERM      MARGIN  CHANGE   PERIODIC  MAXIMUM  MINIMUM
 BALANCE ($)      (%)       (%)      (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)     (%)    CAP(%)    CAP(%)   RATE(%)  RATE(%)
---------------------------------------------------------------------------------------------------------------------------------
 14,327,367.81   7.324      6.809      359       357          359           357       6.777    3.000    1.026    13.444    7.216
 12,514,424.01   7.350      6.835      360       358          360           358       6.889    3.000    1.006    13.474    7.339
  1,756,581.40   6.713      6.198      360       358          360           358       5.213    3.000    1.500    13.713    6.713
182,482,000.60   7.244      6.729      360       358          360           358       6.662    2.999    1.092    13.478    7.224
  9,632,730.58   7.467      6.952      360       358          360           358       7.255    2.990    1.071    13.775    7.517
    143,762.77   6.990      6.475      360       358          360           358       5.990    3.000    1.000    12.990    6.990
    895,495.20   6.932      6.417      360       357          360           357       5.962    3.000    1.088    13.128    6.647
    897,801.26   8.501      7.986      360       358          360           358       8.442    3.000    1.000    14.501    8.502
    976,271.80   7.499      6.984      360       357          360           357       8.078    3.000    1.000    13.549    7.867
    983,274.68   7.404      6.889      360       358          360           358       6.880    3.000    1.000    13.404    7.307
 19,093,762.42   7.519      7.004      360       357          360           357       7.361    2.997    1.041    13.595    7.543
    107,494.16   8.625      8.110      360       353          360           353       9.471    3.000    1.000    14.625    8.625
    550,408.60   6.934      6.419      360       357          360           357       4.934    3.000    1.000    12.934    5.572
---------------------------------------------------------------------------------------------------------------------------------
244,361,375.29
---------------------------------------------------------------------------------------------------------------------------------

                NUMBER OF
                 MONTHS                       ORIGINAL
                  RATE     UNTIL NEXT         MONTHS TO
                 CHANGE       RATE            PREPAYMENT
   CURRENT      FREQUENCY  ADJUSTMENT          PENALTY
 BALANCE ($)    (MONTHS)      DATE     INDEX  EXPIRATION
--------------------------------------------------------
 14,327,367.81      6          21       6ML        0
 12,514,424.01      6          22       6ML       12
  1,756,581.40      6          22       6ML       13
182,482,000.60      6          22       6ML       24
  9,632,730.58      6          22       6ML       36
    143,762.77      6          22       6ML        5
    895,495.20      6          21       6ML       60
    897,801.26      6          34       6ML        0
    976,271.80      6          33       6ML       12
    983,274.68      6          34       6ML       24
 19,093,762.42      6          33       6ML       36
    107,494.16      6          29       6ML       60
    550,408.60      6          57       6ML       36
--------------------------------------------------------
244,361,375.29
--------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

                          ONE MONTH LIBOR CAP CORRIDOR

                                    NOTIONAL       1ML STRIKE    1ML STRIKE
         BEGINNING    ENDING        BALANCE       LOWER COLLAR   UPPER COLLAR
PERIOD    ACCRUAL     ACCRUAL         ($)             (%)            (%)
-----------------------------------------------------------------------------
1        09/25/03    10/25/03    370,380,154.16       6.534         8.900
-----------------------------------------------------------------------------
2        10/25/03    11/25/03    362,595,181.11       6.535         8.900
-----------------------------------------------------------------------------
3        11/25/03    12/25/03    354,777,337.16       6.537         8.900
-----------------------------------------------------------------------------
4        12/25/03    01/25/04    346,923,039.62       6.538         8.900
-----------------------------------------------------------------------------
5        01/25/04    02/25/04    339,029,989.24       6.539         8.900
-----------------------------------------------------------------------------
6        02/25/04    03/25/04    331,097,183.35       6.540         8.900
-----------------------------------------------------------------------------
7        03/25/04    04/25/04    323,127,419.19       6.541         8.900
-----------------------------------------------------------------------------
8        04/25/04    05/25/04    315,165,260.91       6.542         8.900
-----------------------------------------------------------------------------
9        05/25/04    06/25/04    307,373,941.96       6.543         8.900
-----------------------------------------------------------------------------
10       06/25/04    07/25/04    299,778,261.05       6.544         8.900
-----------------------------------------------------------------------------
11       07/25/04    08/25/04    292,373,630.98       6.544         8.900
-----------------------------------------------------------------------------
12       08/25/04    09/25/04    285,155,161.12       6.545         8.900
-----------------------------------------------------------------------------
13       09/25/04    10/25/04    278,118,087.94       6.546         8.900
-----------------------------------------------------------------------------
14       10/25/04    11/25/04    271,257,771.65       6.546         8.900
-----------------------------------------------------------------------------
15       11/25/04    12/25/04    264,569,692.93       6.547         8.900
-----------------------------------------------------------------------------
16       12/25/04    01/25/05    258,049,449.81       6.548         8.900
-----------------------------------------------------------------------------
17       01/25/05    02/25/05    251,692,754.54       6.548         8.900
-----------------------------------------------------------------------------
18       02/25/05    03/25/05    245,495,430.63       6.549         8.900
-----------------------------------------------------------------------------
19       03/25/05    04/25/05    239,453,409.88        6.550         8.900
-----------------------------------------------------------------------------
20       04/25/05    05/25/05    233,562,729.61       6.551         8.900
-----------------------------------------------------------------------------
21       05/25/05    06/25/05    227,819,529.79       6.551         8.900
-----------------------------------------------------------------------------
22       06/25/05    07/25/05    222,220,050.45       6.666         8.900
-----------------------------------------------------------------------------
23       07/25/05    08/25/05    216,763,875.95       8.201         8.900
-----------------------------------------------------------------------------
24       08/25/05    09/25/05    211,487,147.67       8.197         8.900
-----------------------------------------------------------------------------
25       09/25/05    10/25/05    206,341,062.29       8.192         8.900
-----------------------------------------------------------------------------
26       10/25/05    11/25/05    201,322,324.82       8.187         8.900
-----------------------------------------------------------------------------
27       11/25/05    12/25/05    196,427,724.83       8.183         8.900
-----------------------------------------------------------------------------
28       12/25/05    01/25/06    191,654,134.17       7.940         8.900
-----------------------------------------------------------------------------
29       01/25/06    02/25/06    186,999,190.01       8.464         8.900
-----------------------------------------------------------------------------
30       02/25/06    03/25/06    182,468,790.12       8.752         8.900
-----------------------------------------------------------------------------
31       03/25/06    04/25/06    178,049,997.07       8.746         8.900
-----------------------------------------------------------------------------
32       04/25/06    05/25/06    173,739,993.41       8.739         8.900
-----------------------------------------------------------------------------
33       05/25/06    06/25/06    169,536,049.65       8.733         8.900
-----------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                     AVAILABLE    AVAILABLE
                       FUNDS        FUNDS
PERIOD     DATE     CAP (1),(2)  CAP (1),(3)
--------------------------------------------
   1    10/25/2003     6.884        6.884
--------------------------------------------
   2    11/25/2003     6.663        9.028
--------------------------------------------
   3    12/25/2003     6.887        9.250
--------------------------------------------
   4    01/25/2004     6.666        9.028
--------------------------------------------
   5    02/25/2004     6.667        9.028
--------------------------------------------
   6    03/25/2004     7.128        9.488
--------------------------------------------
   7    04/25/2004     6.696        9.028
--------------------------------------------
   8    05/25/2004     6.949        9.250
--------------------------------------------
   9    06/25/2004     6.754        9.028
--------------------------------------------
  10    07/25/2004     7.002        9.250
--------------------------------------------
  11    08/25/2004     6.779        9.028
--------------------------------------------
  12    09/25/2004     6.783        9.028
--------------------------------------------
  13    10/25/2004     7.012        9.250
--------------------------------------------
  14    11/25/2004     6.790        9.028
--------------------------------------------
  15    12/25/2004     7.020        9.250
--------------------------------------------
  16    01/25/2005     6.797        9.027
--------------------------------------------
  17    02/25/2005     6.801        9.028
--------------------------------------------
  18    03/25/2005     7.534        9.743
--------------------------------------------
  19    04/25/2005     6.809        9.027
--------------------------------------------
  20    05/25/2005     7.040        9.250
--------------------------------------------
  21    06/25/2005     6.817        9.028
--------------------------------------------
  22    07/25/2005     7.072        9.250
--------------------------------------------
  23    08/25/2005     7.161        8.975
--------------------------------------------
  24    09/25/2005     7.165        8.974
--------------------------------------------
  25    10/25/2005     7.407        9.250
--------------------------------------------
  26    11/25/2005     7.172        8.975
--------------------------------------------
  27    12/25/2005     7.415        9.250
--------------------------------------------
  28    01/25/2006     7.180        8.974
--------------------------------------------
  29    02/25/2006     7.184        8.956
--------------------------------------------
  30    03/25/2006     7.958        9.901
--------------------------------------------
  31    04/25/2006     7.192        8.956
--------------------------------------------
  32    05/25/2006     7.437        9.250
--------------------------------------------
  33    06/25/2006     7.201        8.957
--------------------------------------------
  34    07/25/2006     7.498        9.257
--------------------------------------------
  35    08/25/2006     7.265        9.483
--------------------------------------------
  36    09/25/2006     7.270        9.474
--------------------------------------------
  37    10/25/2006     7.517        9.781
--------------------------------------------
  38    11/25/2006     7.235        9.457
--------------------------------------------
  39    12/25/2006     7.476        9.763
--------------------------------------------
  40    01/25/2007     7.234        9.522
--------------------------------------------
  41    02/25/2007     7.233       10.006
--------------------------------------------
  42    03/25/2007     8.007       11.067
--------------------------------------------
  43    04/25/2007     7.232        9.985
--------------------------------------------
  44    05/25/2007     7.472       10.307
--------------------------------------------
  45    06/25/2007     7.231        9.964
--------------------------------------------
  46    07/25/2007     7.471       10.334
--------------------------------------------
  47    08/25/2007     7.229        9.999
--------------------------------------------
  48    09/25/2007     7.229        9.988
--------------------------------------------
  49    10/25/2007     7.469       10.310
--------------------------------------------
  50    11/25/2007     7.227        9.966
--------------------------------------------
  51    12/25/2007     7.468       10.287
--------------------------------------------
  52    01/25/2008     7.226        9.988
--------------------------------------------
  53    02/25/2008     7.225        9.981
--------------------------------------------
  54    03/25/2008     7.723       10.657
--------------------------------------------
  55    04/25/2008     7.224        9.959
--------------------------------------------
  56    05/25/2008     7.464       10.279
--------------------------------------------
  57    06/25/2008     7.223        9.937
--------------------------------------------
  58    07/25/2008     7.462       10.260
--------------------------------------------
  59    08/25/2008     7.221        9.918
--------------------------------------------
  60    09/25/2008     7.220        9.907
--------------------------------------------
  61    10/25/2008     7.460       10.226
--------------------------------------------
  62    11/25/2008     7.219        9.885
--------------------------------------------
  63    12/25/2008     7.459       10.203
--------------------------------------------
  64    01/25/2009     7.217        9.864
--------------------------------------------
  65    02/25/2009     7.217        9.853
--------------------------------------------
  66    03/25/2009     7.989       10.896
--------------------------------------------
  67    04/25/2009     7.217        9.830
--------------------------------------------
  68    05/25/2009     7.461       10.147
--------------------------------------------
  69    06/25/2009     7.225        9.808
--------------------------------------------
  70    07/25/2009     7.470       10.125
--------------------------------------------
  71    08/25/2009     7.233        9.787
--------------------------------------------
  72    09/25/2009     7.238        9.776
--------------------------------------------
  73    10/25/2009     7.484       10.091
--------------------------------------------
  74    11/25/2009     7.247        9.754
--------------------------------------------
  75    12/25/2009     7.494       10.068
--------------------------------------------
  76    01/25/2010     7.257        9.733
--------------------------------------------
  77    02/25/2010     7.262        9.722
--------------------------------------------
  78    03/25/2010     8.046       10.752
--------------------------------------------
  79    04/25/2010     7.273        9.700
--------------------------------------------
  80    05/25/2010     7.521       10.012
--------------------------------------------
  81    06/25/2010     7.284        9.678
--------------------------------------------
  82    07/25/2010     7.533        9.989
--------------------------------------------
  83    08/25/2010     7.296        9.656
--------------------------------------------
  84    09/25/2010     7.302        9.645
--------------------------------------------
  85    10/25/2010     7.552        9.956
--------------------------------------------
  86    11/25/2010     7.315        9.623
--------------------------------------------
  87    12/25/2010     7.566        9.933
--------------------------------------------
  88    01/25/2011     7.329        9.602
--------------------------------------------
  89    02/25/2011     7.337        9.591
--------------------------------------------
  90    03/25/2011     8.131       10.606
--------------------------------------------
  91    04/25/2011     7.352        9.569
--------------------------------------------
  92    05/25/2011
--------------------------------------------
  93    06/25/2011
--------------------------------------------

(1) Available Funds Cap means a per annum rate equal to (A) 12 times the quotient of (x) the total scheduled interest based on the Net Mortgage Rates in effect on the related due date, divided by (y) the aggregate principal balance of the Offered Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period.

(2) Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.12% and 1.18%, respectively.

(3) Assumes no losses, 10% cleanup call, 20% HEP on fixed rate collateral and 28% CPR on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR start at 1.12% and 1.18% in month 1, respectively, both increasing to 20.00% thereafter. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

                       DISCOUNT MARGIN TABLE (TO CALL)(1)

 PREPAYMENT SPEED           0%            80%             100%           150%            200%
==================================================================================================
A
          100.00000        35              35              35              35             35

         WAL(YEARS)       17.87           3.30            2.60            1.47           0.95
    MOD DURN(YEARS)       15.45           3.18            2.53            1.46           0.95
   PRINCIPAL WINDOW   Oct03 - Jan32  Oct03 - Aug13   Oct03 - Aug11   Oct03 - Sep08   Oct03 - Mar06
--------------------------------------------------------------------------------------------------
M1
          100.00000        70              70              70              70             70

         WAL(YEARS)       25.79           6.46            5.26            4.59           2.86
    MOD DURN(YEARS)       20.62           6.08            5.02            4.43           2.80
   PRINCIPAL WINDOW   Jan25 - Jan32  Oct06 - Aug13   Dec06 - Aug11   Sep07 - Sep08   Mar06 - Mar07
--------------------------------------------------------------------------------------------------
M2
          100.00000        165            165             165             165             165

         WAL(YEARS)       25.79           6.46            5.22            4.05           3.50
    MOD DURN(YEARS)       18.35           5.85            4.82            3.83           3.34
   PRINCIPAL WINDOW   Jan25 - Jan32  Oct06 - Aug13   Nov06 - Aug11   Mar07 - Sep08   Mar07 - Mar07
--------------------------------------------------------------------------------------------------
M3
          100.00000        200            200             200             200             200

         WAL(YEARS)       25.79           6.46            5.21            3.87           3.50
    MOD DURN(YEARS)       17.61           5.77            4.76            3.64           3.31
   PRINCIPAL WINDOW   Jan25 - Jan32  Oct06 - Aug13   Nov06 - Aug11   Jan07 - Sep08   Mar07 - Mar07
--------------------------------------------------------------------------------------------------
B1
           97.69605        315            341             350             366             371

         WAL(YEARS)       25.79           6.46            5.20            3.81           3.50
    MOD DURN(YEARS)       15.55           5.51            4.56            3.48           3.22
   PRINCIPAL WINDOW   Jan25 - Jan32  Oct06 - Aug13   Oct06 - Aug11   Dec06 - Sep08   Mar07 - Mar07
--------------------------------------------------------------------------------------------------
B2
           93.28225        344            424             450             499             517

         WAL(YEARS)       25.79           6.46            5.19            3.76           3.40
    MOD DURN(YEARS)       15.27           5.43            4.50            3.40           3.11
   PRINCIPAL WINDOW   Jan25 - Jan32  Oct06 - Aug13   Oct06 - Aug11   Nov06 - Sep08   Dec06 - Mar07
--------------------------------------------------------------------------------------------------
B3
           82.08754        429            672             750             897             952

         WAL(YEARS)       25.66           6.14            4.92            3.55           3.22
    MOD DURN(YEARS)       14.44           5.03            4.15            3.14           2.88
   PRINCIPAL WINDOW   Jan25 - Jan32  Oct06 - Aug13   Oct06 - Aug11   Oct06 - Sep08   Nov06 - Mar07
--------------------------------------------------------------------------------------------------

(1) Assumes 9/25/03 settlement date

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

                     DISCOUNT MARGIN TABLE (TO MATURITY)(1)

 PREPAYMENT SPEED           0%             80%             100%            150%           200%
==================================================================================================
A
          100.00000        35              37              38              38             35

         WAL(YEARS)       17.93           3.58            2.84            1.63           0.95
    MOD DURN(YEARS)       15.49           3.42            2.74            1.60           0.95
   PRINCIPAL WINDOW   Oct03 - Jun33  Oct03 - Mar25   Oct03 - Jul21   Oct03 - Aug15   Oct03 - Mar06
--------------------------------------------------------------------------------------------------
M1
          100.00000        70              73              73              73             75

         WAL(YEARS)       25.94           7.15            5.83            4.98           3.37
    MOD DURN(YEARS)       20.71           6.64            5.50            4.78           3.27
   PRINCIPAL WINDOW   Jan25 - May33  Oct06 - Aug21   Dec06 - Jun18   Sep07 - Apr13   Mar06 - Mar12
--------------------------------------------------------------------------------------------------
M2

          100.00000        165            171             171             171             189

         WAL(YEARS)       25.93           7.07            5.73            4.39           5.08
    MOD DURN(YEARS)       18.42           6.30            5.22            4.12           4.73
   PRINCIPAL WINDOW   Jan25 - Mar33  Oct06 - Jan20   Nov06 - Feb17   Mar07 - May12   Sep07 - Jul10
--------------------------------------------------------------------------------------------------
M3
          100.00000        200            206             206             206             211

         WAL(YEARS)       25.92           6.98            5.62            4.14           3.98
    MOD DURN(YEARS)       17.66           6.14            5.08            3.86           3.73
   PRINCIPAL WINDOW   Jan25 - Dec32  Oct06 - Feb18   Nov06 - Apr15   Jan07 - Feb11   May07 - Nov08
--------------------------------------------------------------------------------------------------
B1
           97.69605        315            346             354             369             375

         WAL(YEARS)       25.90           6.86            5.52            4.02           3.71
    MOD DURN(YEARS)       15.59           5.76            4.78            3.64           3.40
   PRINCIPAL WINDOW   Jan25 - Nov32  Oct06 - Dec16   Oct06 - Apr14   Dec06 - Jun10   Mar07 - Jun08
--------------------------------------------------------------------------------------------------
B2
           93.28225        344            425             450             498             516

         WAL(YEARS)       25.85           6.65            5.34            3.86           3.46
    MOD DURN(YEARS)       15.29           5.54            4.59            3.47           3.17
   PRINCIPAL WINDOW   Jan25 - Aug32  Oct06 - Aug15   Oct06 - Mar13   Nov06 - Oct09   Dec06 - Dec07
--------------------------------------------------------------------------------------------------
B3
           82.08754        429            672             750             897             952

         WAL(YEARS)       25.66           6.14            4.92            3.55           3.22
    MOD DURN(YEARS)       14.44           5.03            4.15            3.14           2.88
   PRINCIPAL WINDOW   Jan25 - Jan32  Oct06 - Aug13   Oct06 - Aug11   Oct06 - Sep08   Nov06 - Mar07
--------------------------------------------------------------------------------------------------

(1) Assumes 9/25/03 settlement date

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

TO MATURITY

        PERCENTAGE OF CLASS A CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                              0% PRICING  80% PRICING  100% PRICING  150% PRICING  200% PRICING
            DATE                SPEED        SPEED        SPEED         SPEED         SPEED
----------------------------  ----------  -----------  ------------  ------------  ------------
Initial Percentage               100          100          100           100            100

25-Sep-04                         97           74           68            54             39
25-Sep-05                         96           54           45            25              9
25-Sep-06                         95           38           27             7              0
25-Sep-07                         93           30           23             7              0
25-Sep-08                         92           24           17             7              0
25-Sep-09                         90           19           13             5              0
25-Sep-10                         88           15           10             3              0
25-Sep-11                         86           12            7             2              0
25-Sep-12                         84            9            5             1              0
25-Sep-13                         82            7            4             1              0
25-Sep-14                         79            6            3             *              0
25-Sep-15                         77            5            2             0              0
25-Sep-16                         74            4            2             0              0
25-Sep-17                         71            3            1             0              0
25-Sep-18                         64            2            1             0              0
25-Sep-19                         61            2            *             0              0
25-Sep-20                         57            1            *             0              0
25-Sep-21                         53            1            0             0              0
25-Sep-22                         49            1            0             0              0
25-Sep-23                         44            *            0             0              0
25-Sep-24                         39            *            0             0              0
25-Sep-25                         36            0            0             0              0
25-Sep-26                         32            0            0             0              0
25-Sep-27                         28            0            0             0              0
25-Sep-28                         24            0            0             0              0
25-Sep-29                         19            0            0             0              0
25-Sep-30                         15            0            0             0              0
25-Sep-31                          9            0            0             0              0
25-Sep-32                          4            0            0             0              0
25-Sep-33                          0            0            0             0              0

Average Life (years)            7.93         3.58         2.84          1.63           0.95
First Principal Payment Date   Oct03        Oct03        Oct03         Oct03          Oct03
Last Principal Payment Date    Jun33        Mar25        Jul21         Aug15          Mar06

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

TO MATURITY

        PERCENTAGE OF CLASS M-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                0% PRICING    80% PRICING    100% PRICING   150% PRICING     200% PRICING
            DATE                   SPEED         SPEED          SPEED           SPEED            SPEED
----------------------------    ----------    -----------    ------------   ------------     ------------
Initial Percentage                  100           100            100             100              100

25-Sep-04                           100           100            100             100              100
25-Sep-05                           100           100            100             100              100
25-Sep-06                           100           100            100             100               13
25-Sep-07                           100            79             62              93               13
25-Sep-08                           100            63             46              25               13
25-Sep-09                           100            50             34              13               13
25-Sep-10                           100            39             26               8               10
25-Sep-11                           100            31             19               5                2
25-Sep-12                           100            25             14               2                0
25-Sep-13                           100            19             11               0                0
25-Sep-14                           100            15              8               0                0
25-Sep-15                           100            12              6               0                0
25-Sep-16                           100            10              4               0                0
25-Sep-17                           100             8              2               0                0
25-Sep-18                           100             5              0               0                0
25-Sep-19                           100             4              0               0                0
25-Sep-20                           100             2              0               0                0
25-Sep-21                           100             0              0               0                0
25-Sep-22                           100             0              0               0                0
25-Sep-23                           100             0              0               0                0
25-Sep-24                           100             0              0               0                0
25-Sep-25                            94             0              0               0                0
25-Sep-26                            84             0              0               0                0
25-Sep-27                            74             0              0               0                0
25-Sep-28                            63             0              0               0                0
25-Sep-29                            51             0              0               0                0
25-Sep-30                            38             0              0               0                0
25-Sep-31                            25             0              0               0                0
25-Sep-32                            10             0              0               0                0
25-Sep-33                             0             0              0               0                0

Average Life (years)              25.94          7.15           5.83            4.98             3.37
First Principal Payment Date      Jan25         Oct06          Dec06           Sep07            Mar06
Last Principal Payment Date       May33         Aug21          Jun18           Apr13            Mar12

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

TO MATURITY

        PERCENTAGE OF CLASS M-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                0% PRICING    80% PRICING    100% PRICING   150% PRICING     200% PRICING
            DATE                   SPEED         SPEED          SPEED           SPEED            SPEED
----------------------------    ----------    -----------    ------------   ------------     ------------
Initial Percentage                  100           100            100             100              100

25-Sep-04                           100           100            100             100              100
25-Sep-05                           100           100            100             100              100
25-Sep-06                           100           100            100             100              100
25-Sep-07                           100            79             62              31               99
25-Sep-08                           100            63             46              20               46
25-Sep-09                           100            50             34              13               15
25-Sep-10                           100            39             26               8                0
25-Sep-11                           100            31             19               3                0
25-Sep-12                           100            25             14               0                0
25-Sep-13                           100            19             11               0                0
25-Sep-14                           100            15              8               0                0
25-Sep-15                           100            12              5               0                0
25-Sep-16                           100            10              1               0                0
25-Sep-17                           100             8              0               0                0
25-Sep-18                           100             4              0               0                0
25-Sep-19                           100             1              0               0                0
25-Sep-20                           100             0              0               0                0
25-Sep-21                           100             0              0               0                0
25-Sep-22                           100             0              0               0                0
25-Sep-23                           100             0              0               0                0
25-Sep-24                           100             0              0               0                0
25-Sep-25                            94             0              0               0                0
25-Sep-26                            84             0              0               0                0
25-Sep-27                            74             0              0               0                0
25-Sep-28                            63             0              0               0                0
25-Sep-29                            51             0              0               0                0
25-Sep-30                            38             0              0               0                0
25-Sep-31                            25             0              0               0                0
25-Sep-32                            10             0              0               0                0
25-Sep-33                             0             0              0               0                0

Average Life (years)              25.93          7.07           5.73            4.39             5.08
First Principal Payment Date      Jan25         Oct06          Nov06           Mar07            Sep07
Last Principal Payment Date       Mar33         Jan20          Feb17           May12            Jul10

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

TO MATURITY

        PERCENTAGE OF CLASS M-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                 0% PRICING  80% PRICING    100% PRICING   150% PRICING     200% PRICING
          DATE                     SPEED        SPEED          SPEED           SPEED           SPEED
----------------------------     ----------  -----------    ------------   ------------     ------------
Initial Percentage                  100          100            100             100              100

25-Sep-04                           100          100            100             100              100
25-Sep-05                           100          100            100             100              100
25-Sep-06                           100          100            100             100              100
25-Sep-07                           100           79             62              31               14
25-Sep-08                           100           63             46              20                3
25-Sep-09                           100           50             34              13                0
25-Sep-10                           100           39             26               5                0
25-Sep-11                           100           31             19               0                0
25-Sep-12                           100           25             14               0                0
25-Sep-13                           100           19             11               0                0
25-Sep-14                           100           15              5               0                0
25-Sep-15                           100           12              0               0                0
25-Sep-16                           100           10              0               0                0
25-Sep-17                           100            3              0               0                0
25-Sep-18                           100            0              0               0                0
25-Sep-19                           100            0              0               0                0
25-Sep-20                           100            0              0               0                0
25-Sep-21                           100            0              0               0                0
25-Sep-22                           100            0              0               0                0
25-Sep-23                           100            0              0               0                0
25-Sep-24                           100            0              0               0                0
25-Sep-25                            94            0              0               0                0
25-Sep-26                            84            0              0               0                0
25-Sep-27                            74            0              0               0                0
25-Sep-28                            63            0              0               0                0
25-Sep-29                            51            0              0               0                0
25-Sep-30                            38            0              0               0                0
25-Sep-31                            25            0              0               0                0
25-Sep-32                            10            0              0               0                0
25-Sep-33                             0            0              0               0                0

Average Life (years)              25.92         6.98           5.62            4.14             3.98
First Principal Payment Date      Jan25        Oct06          Nov06           Jan07            May07
Last Principal Payment Date       Dec32        Feb18          Apr15           Feb11            Nov08

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

TO MATURITY

        PERCENTAGE OF CLASS B-1 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                 0% PRICING  80% PRICING    100% PRICING   150% PRICING     200% PRICING
          DATE                     SPEED        SPEED          SPEED           SPEED           SPEED
----------------------------     ----------  -----------    ------------   ------------     ------------
Initial Percentage                  100          100            100             100              100

25-Sep-04                           100          100            100             100              100
25-Sep-05                           100          100            100             100              100
25-Sep-06                           100          100            100             100              100
25-Sep-07                           100           79             62              31               14
25-Sep-08                           100           63             46              20                0
25-Sep-09                           100           50             34              13                0
25-Sep-10                           100           39             26               0                0
25-Sep-11                           100           31             19               0                0
25-Sep-12                           100           25             14               0                0
25-Sep-13                           100           19              6               0                0
25-Sep-14                           100           15              0               0                0
25-Sep-15                           100           11              0               0                0
25-Sep-16                           100            2              0               0                0
25-Sep-17                           100            0              0               0                0
25-Sep-18                           100            0              0               0                0
25-Sep-19                           100            0              0               0                0
25-Sep-20                           100            0              0               0                0
25-Sep-21                           100            0              0               0                0
25-Sep-22                           100            0              0               0                0
25-Sep-23                           100            0              0               0                0
25-Sep-24                           100            0              0               0                0
25-Sep-25                            94            0              0               0                0
25-Sep-26                            84            0              0               0                0
25-Sep-27                            74            0              0               0                0
25-Sep-28                            63            0              0               0                0
25-Sep-29                            51            0              0               0                0
25-Sep-30                            38            0              0               0                0
25-Sep-31                            25            0              0               0                0
25-Sep-32                             5            0              0               0                0
25-Sep-33                             0            0              0               0                0

Average Life (years)              25.90         6.86           5.52            4.02             3.71
First Principal Payment Date      Jan25        Oct06          Oct06           Dec06            Mar07
Last Principal Payment Date       Nov32        Dec16          Apr14           Jun10            Jun08

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

TO MATURITY

        PERCENTAGE OF CLASS B-2 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                                 0% PRICING  80% PRICING    100% PRICING   150% PRICING     200% PRICING
          DATE                     SPEED        SPEED          SPEED           SPEED           SPEED
----------------------------     ----------  -----------    ------------   ------------     ------------
Initial Percentage                  100          100            100             100              100

25-Sep-04                           100          100            100             100              100
25-Sep-05                           100          100            100             100              100
25-Sep-06                           100          100            100             100              100
25-Sep-07                           100           79             62              31                4
25-Sep-08                           100           63             46              19                0
25-Sep-09                           100           50             34               *                0
25-Sep-10                           100           39             26               0                0
25-Sep-11                           100           31             18               0                0
25-Sep-12                           100           25              5               0                0
25-Sep-13                           100           19              0               0                0
25-Sep-14                           100            8              0               0                0
25-Sep-15                           100            0              0               0                0
25-Sep-16                           100            0              0               0                0
25-Sep-17                           100            0              0               0                0
25-Sep-18                           100            0              0               0                0
25-Sep-19                           100            0              0               0                0
25-Sep-20                           100            0              0               0                0
25-Sep-21                           100            0              0               0                0
25-Sep-22                           100            0              0               0                0
25-Sep-23                           100            0              0               0                0
25-Sep-24                           100            0              0               0                0
25-Sep-25                            94            0              0               0                0
25-Sep-26                            84            0              0               0                0
25-Sep-27                            74            0              0               0                0
25-Sep-28                            63            0              0               0                0
25-Sep-29                            51            0              0               0                0
25-Sep-30                            38            0              0               0                0
25-Sep-31                            25            0              0               0                0
25-Sep-32                             0            0              0               0                0
25-Sep-33                             0            0              0               0                0

Average Life (years)              25.85         6.65           5.34            3.86             3.46
First Principal Payment Date      Jan25        Oct06          Oct06           Nov06            Dec06
Last Principal Payment Date       Aug32        Aug15          Mar13           Oct09            Dec07

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2003-BC3

TO MATURITY

        PERCENTAGE OF CLASS B-3 CERTIFICATE PRINCIPAL BALANCE OUTSTANDING

                               0% PRICING   80% PRICING      100% PRICING   150% PRICING   200% PRICING
            DATE                 SPEED         SPEED            SPEED           SPEED        SPEED
----------------------------   ----------   -----------      ------------   ------------   ------------
Initial Percentage                100           100              100             100          100

25-Sep-04                         100           100              100             100          100
25-Sep-05                         100           100              100             100          100
25-Sep-06                         100           100              100             100          100
25-Sep-07                         100            79               62              22            0
25-Sep-08                         100            63               46               0            0
25-Sep-09                         100            50               29               0            0
25-Sep-10                         100            39               11               0            0
25-Sep-11                         100            22                0               0            0
25-Sep-12                         100             9                0               0            0
25-Sep-13                         100             0                0               0            0
25-Sep-14                         100             0                0               0            0
25-Sep-15                         100             0                0               0            0
25-Sep-16                         100             0                0               0            0
25-Sep-17                         100             0                0               0            0
25-Sep-18                         100             0                0               0            0
25-Sep-19                         100             0                0               0            0
25-Sep-20                         100             0                0               0            0
25-Sep-21                         100             0                0               0            0
25-Sep-22                         100             0                0               0            0
25-Sep-23                         100             0                0               0            0
25-Sep-24                         100             0                0               0            0
25-Sep-25                          94             0                0               0            0
25-Sep-26                          84             0                0               0            0
25-Sep-27                          74             0                0               0            0
25-Sep-28                          63             0                0               0            0
25-Sep-29                          51             0                0               0            0
25-Sep-30                          37             0                0               0            0
25-Sep-31                           9             0                0               0            0
25-Sep-32                           0             0                0               0            0
25-Sep-33                           0             0                0               0            0

Average Life (years)            25.66          6.14             4.92            3.55         3.22
First Principal Payment Date    Jan25         Oct06            Oct06           Oct06        Nov06
Last Principal Payment Date     Jan32         Aug13            Aug11           Sep08        Mar07

* = less than 0.5%

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.